Note 14 - Subsequent Events	6 Months Ended	12 Months Ended
	Sep. 30, 2018	Mar. 31, 2018
Disclosure Text Block [Abstract]
Note 14 - Subsequent Events

Note 10 – Subsequent Events

Capital Transactions

Subsequent to September 30, 2018, the Company issued 241,602 shares of its common stock as the result of the following transactions:

• The Company issued 41,602 shares of its common stock to Electrum Partners, LLC, a related party, in connection with its advisory agreement.

• The Company issued 200,000 shares of its common stock to a third-party consultant under the terms of a consulting agreement.

Termination of Agreements with THC LLC

On October 15, 2018, the Company gave notice to The Happy Confections, LLC ("THC LLC") that Company would not provide any additional financing beyond the $300,000 Credit Line granted under the Non-Revolving Credit Line Agreement dated November 1, 2017. In this notice, the Company requested that THC LLC seek to find additional sources of financing to be able to fund the manufacture of edibles. The Company further notified THC LLC that the Company would terminate the Edibles Production Agreement and all other related agreements with THC LLC if it was unable to acquire additional funding by October 22, 2018. On October 19, 2018, the Company received a response from THC LLC that it was unable to acquire additional funding. Accordingly, the Company has terminated all of its agreements with THCLLC effective October 19, 2018, and took possession of all tangible assets owned by THCLLC on October 22, 2018, as collateral for the balance owed under the Note. These assets include kitchen machinery and equipment, leasehold improvements, and inventory that will be used in the Company's production operations at the Teco Facility. The Company is in the process of assessing the fair value of the collateral and anticipates recording a loss in October 2018 equal to the balance of the Non-Revolving Credit Line and Promissory Note in excess of the fair value of the collateral received.

Note 14 – Subsequent Events

Capital Transactions

• Subsequent to March 31, 2018, the Company issued 53,088 shares of its common stock to Electrum Partners, LLC, a related party, in connection with its advisory agreement.

• On May 15, 2018, the Company issued 1,000,000 shares of its common stock to a third-party consultant for consulting services under an existing agreement.

• In order to encourage the exercise of the 8,000,000 warrants issued to investors in the private offering of convertible notes dated March 2017 and the 28,804,000 warrants issued to investors in the private offering of convertible notes dated July 2017, the Company effected a temporary decrease in the exercise price of the warrants from $0.60 and $0.65, respectively, to $0.30 and $0.325 per share. As a result of the price reduction, a total of 8,965,500 million warrants have been exercised resulting in net proceeds of approximately $2.9 million.

Letter of Intent to Purchase 100% Interest in NevadaPURE, LLC

On March 22, 2018, the Company entered into the non-binding Letter of Intent ("LOI") with NevadaPURE, LLC (“NVPURE”), to purchase a 100% interest in NVPURE for approximately $28.0 million in cash and the assumption of approximately $5.0 million of liabilities. The purchase was contingent on the completion of due diligence within 30 days, negotiation of a final purchase agreement, and regulatory approval. After considerable due diligence, the LOI was mutually terminated on May 9, 2018 after the Company and NevadaPURE failed to reach a consensus on the terms of the proposed acquisition.

Change in Domicile and Number of Authorized Capital

Effective April 8, 2018, Shareholders of the Company approved the change in corporate domicile from the State of Delaware to the State of Nevada and increase in the number of authorized capital shares from 250,000,000 to 400,000,000.